                    AS FILED WITH THE SECURITIES AND EXCHANGE
                          COMMISSION ON MARCH 5, 2001



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 KELLOGG COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                       38-0710690
     (State or other jurisdiction of           (IRS Employer Identification No.)
      incorporation or organization)

                               ONE KELLOGG SQUARE
                        BATTLE CREEK, MICHIGAN 49016-3599
                                 (616) 961-2000
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                  KELLOGG COMPANY 2001 LONG-TERM INCENTIVE PLAN
                              (FULL TITLE OF PLAN)

     JANET LANGFORD KELLY, EXECUTIVE VICE PRESIDENT - CORPORATE DEVELOPMENT,
                         GENERAL COUNSEL AND SECRETARY
                                 KELLOGG COMPANY
                               ONE KELLOGG SQUARE
                        BATTLE CREEK, MICHIGAN 49016-3599
                                 (616) 961-2000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                              OF AGENT FOR SERVICE)

                         CALCULATION OF REGISTRATION FEE

    TITLE OF     AMOUNT TO BE      PROPOSED         PROPOSED        AMOUNT OF
 SECURITIES TO    REGISTERED       MAXIMUM          MAXIMUM       REGISTRATION
 BE REGISTERED        (1)       OFFERING PRICE     AGGREGATE           FEE
                                PER SHARE (1)    OFFERING PRICE
 Common Stock
par value $.25   26,000,000        $26.43        $687,310,000       $171,830
  per share

1. Computed in accordance with Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee. Computation based upon the average of the high and low prices of the common stock of the Registrant as reported on the New York Stock Exchange as of February 28, 2001.

                                     PART I
                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

      We shall send or give to each participant in the Kellogg Company 2001 Long-Term Incentive Plan the document(s) containing the information specified in
Part I of Form S-8 as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the rules and regulations of the Securities and Exchange Commission, such documents are not being filed with or included in this Registration Statement. These documents and the documents incorporated by reference into this Registration Statement pursuant to
Item 3 of Part II of this Registration Statements taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II
                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The following documents that have been filed with the Securities and Exchange Commission (the "Commission") by Kellogg Company (the "Company") are incorporated herein by reference:

      (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (File No. 1-4171), containing audited financial statements for the Company's latest fiscal year;

      (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (File No. 1-4171) since the end of the fiscal year covered by the Annual Report on Form 10-K referenced above; and

      (c) The description of the Company's common stock, par value $.25 per share, which is contained in Item 14 of the Company's Application for Registration of Securities on a National Securities Exchange on Form 10 dated March 20, 1959 filed with the Commission (File No. 1-4171) under the Exchange Act, including any subsequent amendment or any report filed for the purpose of updating such description.

      All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold are deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

      See Item 3.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

      None.


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
ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

            Under Section 145 of the General Corporation Law of the State of Delaware ("Section 145"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in non-derivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. Section 145 provides, however, that such person must have acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation, and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, Section 145 does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for expenses the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

            The Registrant's By-laws and Restated Certificate of Incorporation grant indemnification to such persons to the extent permitted by Delaware law and authorize the purchase of insurance to cover liabilities asserted against such persons.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

      Not applicable.

ITEM 8. EXHIBITS

EXHIBIT NUMBER        DESCRIPTION OF EXHIBIT

4.1 Kellogg Company Amended Restated Certificate of Incorporation, incorporated by reference to Exhibit 4.1 filed as part of Registration Statement on Form S-8 (File No.333-56536) filed with the Commission March 5, 2001.

4.2 Kellogg Company Bylaws, as amended, incorporated by reference to Exhibit 4.2 filed as part of Registration Statement on Form S-8 (File No.333-56536) filed with the Commission March 5, 2001.

4.3                   Kellogg Company 2001 Long-Term Incentive Plan.

5.1 Opinion of the Company's Executive Vice President - Corporate Development, General Counsel and Secretary as to the legality of the securities being registered.

23.1 Consent of the Company's Executive Vice President - Corporate Development, General Counsel and Secretary (included in her opinion filed as Exhibit 5.1).

23.2                  Consent of Pricewaterhouse Coopers LLP.

24.1                  Powers of Attorney.


ITEM 9. UNDERTAKINGS

      (a)   The undersigned Company hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:


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
      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

      PROVIDED, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

      (2) That, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Battle Creek, State of Michigan, on this 28th day of February, 2001.

                                          KELLOGG COMPANY

                                          By:     /s/ Carlos M. Gutierrez
                                             -----------------------------------
                                             Carlos M. Gutierrez
                                             Chairman, President and Chief
                                             Executive Officer





                                POWER OF ATTORNEY

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of February, 2001.


                      SIGNATURE                              TITLE



/s/ Carlos M. Gutierrez                            Chairman, President and Chief
------------------------------------                Executive Officer (Principal
Carlos M. Gutierrez                                      Financial Officer)


/s/ Thomas J. Webb                                  Executive Vice President and
------------------------------------                  Chief Financial Officer
Thomas J. Webb                                     (Principal Financial Officer)


/s/ Jeffrey M. Boromisa                               Vice President Corporate
------------------------------------                    Controller (Principal
Jeffrey M. Boromisa                                      Accounting Officer)

                      *                                     Director
------------------------------------
Benjamin S. Carson, Sr.

                      *                                     Director
------------------------------------
John T. Dillon

                      *                                     Director
------------------------------------
Claudio X. Gonzalez

                      *                                     Director
------------------------------------
Gordon Gund


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
                      *                                     Director
------------------------------------
James M. Jenness

                                                            Director
------------------------------------
Dorothy A. Johnson

                      *                                     Director
------------------------------------
Ann McLaughlin Korologos

                      *                                     Director
------------------------------------
Richard Munro

                      *                                     Director
------------------------------------
William D. Perez

                      *                                     Director
------------------------------------
William C. Richardson

                      *                                     Director
------------------------------------
John L. Zabriskie


*By:         /s/ Janet Langford Kelly
    ----------------------------------------------
            Janet Langford Kelly
            As Attorney-in-fact


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
             INDEX TO EXHIBITS TO REGISTRATION STATEMENT ON FORM S-8


EXHIBIT NUMBER       DESCRIPTION OF DOCUMENT

4.1 Kellogg Company Amended Certificate of Incorporation, incorporated by reference to Exhibit 4.1 filed as part of Registration Statement on Form S-8 (File No.333-56536) filed with the Commission on March 5, 2001.

4.2 Kellogg Company Bylaws, as amended, incorporated by reference to Exhibit 4.2 filed as part of Registration Statement on Form S-8 (File No.333-56536) filed with the Commission on March 5, 2001.

4.3                  Kellogg Company 2001 Long-Term Incentive Plan.

5.1                  Opinion of the Company's Executive Vice
                     President - Corporate Development, General
                     Counsel and Secretary as to the legality of the securities being registered.

23.1                 Consent of the Company's Executive Vice
                     President - Corporate Development, General
                     Counsel and Secretary (included in her
                     opinion filed as Exhibit 5.1).

23.2                 Consent of Pricewaterhouse Coopers LLP.

24.1                 Powers of Attorney.


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